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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 15, 2003
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                          dated as of December 1, 2003
                          providing for the issuance of

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-AR12

         Delaware                 333-103345                   94-2528990
(State or other jurisdiction      (Commission                 (IRS Employer
     of Incorporation)            File Number)            Identification Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555


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Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

     99.1

     Term Sheet prepared by Lehman Brothers Inc. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2003-AR12.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2003

                                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                     (Registrant)


                                     By: /s/ David H. Zielke
                                     -------------------------------------------
                                     David H. Zielke
                                     First Vice President and Counsel
                                     (Authorized Officer)


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